UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/30/2009

EvergreenBancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-32915

Washington	91-2097262
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1111 Third Avenue, Suite 2100, Seattle, Washington 98101
(Address of principal executive offices, including zip code)

206-628-4250
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

EvergreenBank the registrant's wholly-owned subsidiary has recently filed its December 31, 2008 Report of Income and Condition ("Call Report")with the FDIC. The Call Report due date was January 30, 2009 and the filing was completed with the information available at that time. Management of the Bank has not yet completed the year-end accounting and reporting for the Bank.

Therefore, it is possible that the Call Report recently filed may be subject to change. In addition, our year-end financial statements will be subject to audit by our independent registered public accounting firm.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EvergreenBancorp, Inc.

Date: February 02, 2009	By:	/s/ Gordon D. Browning
Gordon D. Browning
Executive Vice President and Chief Financial Officer